Exhibit 10.30B

*** Text Omitted and Filed Separately with the Securities Exchance Commission

Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406

SECOND AMENDMENT TO

DEVELOPMENT, EPC AND PURCHASE AGREEMENT

(PROJECT MIA)

This SECOND AMENDMENT TO DEVELOPMENT, EPC AND PURCHASE AGREEMENT (this “Second Amendment”) is dated as of April 25, 2014 and effective as of March 31, 2014 by and among Vivint Solar Developer, LLC, a Delaware limited liability company (“VSD”), Vivint Solar, Inc., a Delaware corporation (“VSI”, together with VSD, the “Sellers” and each a “Seller”), and Vivint Solar Mia Project Company, LLC, a Delaware limited liability company (“Purchaser”).

RECITALS

WHEREAS, Sellers and Purchaser are each a party to that certain Development, EPC and Purchase Agreement, dated as of July 16, 2013, as modified by that certain First Amendment to Development, EPC and Purchase Agreement, effective as of December 31, 2013 (collectively, the “Agreement”). Initially capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Agreement.

WHEREAS, the Parties desire to amend the Agreement as set forth herein to modify certain provisions within the Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, of mutual promises of the parties hereto and of other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Parties hereby agree as follows:

1.	The following defined term in Section 1.1 of the Agreement is hereby deleted in its entirety and the following new definition is inserted in its stead, to read as follows:

“Completion Deadline” means ***.

2.	Miscellaneous.

a.	Ratification of Agreement. All other terms and conditions of the Agreement remain in full force and effect unless amended by the foregoing changes or any additional amendments made in a writing executed by all of the parties hereto. In the event of a conflict or ambiguity between this Second Amendment and the Agreement, this Second Amendment will control.

b.	Burden and Benefit. The covenants and agreements contained herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and permitted assigns of the respective parties hereto.

c.	Governing Law. This Second Amendment shall be construed and enforced in accordance with the laws of the State of New York.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

d.	Counterparts. This Second Amendment may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties shall not have signed the same counterpart.

e.	Separability of Provisions. Each provision of this Second Amendment shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purposes of this Second Amendment is determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those provisions of this Second Amendment which are valid so long as the economic and legal substance of this Second Amendment is not affected in any manner materially adverse to any Party.

f.	Entire Agreement. This Second Amendment, the Agreement and the documents referred to herein and therein (including the schedules and exhibits attached hereto and thereto) set forth all (and are intended by all parties to be an integration of all) of the representations, promises, agreements and understandings among the parties hereto with respect to the subject matter herein and therein, and there are no representations, promises, agreements or understandings, oral or written, express or implied, among them other than as set forth or incorporated herein or therein.

[signature page follows]

2	SECOND AMENDMENT TO DEVELOPMENT, EPC AND PURCHASE AGREEMENT (Project Mia)

IN WITNESS WHEREOF, the parties have set their signatures to this Second Amendment to Development, EPC and Purchase Agreement as of the date first written above.

SELLERS:

VIVINT SOLAR DEVELOPER, LLC, a Delaware limited liability company

By:	/s/ Thomas Plagemann
Name:	Thomas Plagemann
Title:	Executive Vice President of Capital Markets

VIVINT SOLAR, INC., a Delaware corporation

By:	/s/ Thomas Plagemann
Name:	Thomas Plagemann
Title:	Executive Vice President of Capital Markets

PURCHASER:

VIVINT SOLAR MIA PROJECT COMPANY, LLC, a Delaware limited liability company

By:	/s/ Thomas Plagemann
Name:	Thomas Plagemann
Title:	Executive Vice President of Capital Markets

Acknowledged, Agreed and Consented to by the Members of Purchaser:

BLACKSTONE HOLDINGS I LP,
a Delaware limited partnership

By:	/s/ Laurance A. Tosi
Name:	Laurance A. Tosi
Title:	CFO

VIVINT SOLAR MIA MANAGER, LLC, a Delaware limited liability company

By:	/s/ Thomas Plagemann
Name:	Thomas Plagemann
Title:	Executive Vice President of Capital Markets

[SIGNATURE PAGE]

SECOND AMENDMENT TO DEVELOPMENT, EPC AND PURCHASE AGREEMENT (Project Mia)